[PHOTO OMITTED]

Gabelli
International
Growth
Fund,
Inc.

                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 1999

                                [GRAPHIC OMITTED]

                     Gabelli International Growth Fund, Inc.
                      First Quarter Report - March 31, 1999

                                      ****

       Morningstar Rating(TM) of The Gabelli International Growth Fund was
        4 stars overall and for the three-year period ended 3/31/99 among
                         918 international equity funds.

                                                                 [PHOTO OMITTED]
                                                                    Caesar Bryan

To Our Shareholders,

      The performance of the international markets was more muted in the first quarter of 1999 as compared with the fourth quarter of 1998. The best performers included Japan, which rose by 11%, as well as other Far Eastern markets such as Hong Kong and Australia, which both appreciated by more than 5%. Europe was disappointing with Germany falling by 10%, Spain by 8% and Switzerland by 7%. Indeed, international markets excluding Japan declined by 2% for the quarter.

Investment Performance

      For the first quarter ended March 31, 1999, The Gabelli International Growth Fund's (the "Fund") total return was 2.0%. The Lipper International Fund Average and Morgan Stanley Capital International EAFE Index of international markets had returns of 1.5% and 1.5%, respectively, over the same period. The Lipper average and Morgan Stanley EAFE index are unmanaged indicators of investment and stock market performance. The Fund was up 1.2% over the trailing twelve-month period. The Lipper International Fund Average and Morgan Stanley EAFE Index rose 0.1% and 6.4%, respectively, over the same twelve-month period.

      For the three-year period ended March 31, 1999, the Fund's total return averaged 13.8% annually versus average annual total returns of 8.9% and 8.8% for the Lipper International Fund Average and Morgan Stanley EAFE Index, respectively. Since inception June 30, 1995 through March 31, 1999, the Fund had a cumulative total return of 72.4%, which equates to an average annual return of 15.6%.

Our Approach

      We purchase attractively valued companies, which we believe have the opportunity to grow earnings more rapidly than the average in that company's local market. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well-diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of March 31, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------
                                          Quarter
                           --------------------------------------
                             1st       2nd       3rd         4th       Year
                             ---       ---       ---         ---       ----
1999:  Net Asset Value ..  $15.94       --        --          --         --
       Total Return .....    2.0%       --        --          --         --
--------------------------------------------------------------------------------
1998:  Net Asset Value ..  $17.03    $17.58    $14.74      $15.63     $15.63
       Total Return .....   18.3%      3.2%    (16.2)%      14.7%      17.4%
--------------------------------------------------------------------------------
1997:  Net Asset Value ..  $13.51    $14.67    $15.31      $14.40     $14.40
       Total Return .....    0.7%      8.6%      4.4%       (5.9)%      7.3%
--------------------------------------------------------------------------------
1996:  Net Asset Value ..  $11.71    $12.55    $12.53      $13.42     $13.42
       Total Return .....    6.6%      7.2%     (0.2)%       7.1%      22.2%
--------------------------------------------------------------------------------
1995:  Net Asset Value ..     --        --     $10.57      $10.98     $10.98
       Total Return .....     --        --       5.7%(b)     3.9%       9.8%(b)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   Average Annual Returns - March 31, 1999 (a)
                   -------------------------------------------

                     1 Year ........................... 1.2%
                     3 Year ...........................13.8%
                     Life of Fund (b) .................15.6%
--------------------------------------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date                Rate Per Share           Reinvestment Price
-----------------                --------------           ------------------
December 28, 1998                    $1.260                     $15.49

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on June 30, 1995.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

International Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 1999. The geographic allo cation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                     HOLDINGS BY GEOGRAPHIC REGION - 3/31/99

[The following data was depicted as a pie chart in the printed material.]

                    United Kingdom           25.9%
                    Switzerland              16.3%
                    Japan                    11.3%
                    France                    8.9%
                    Australia                 6.7%
                    Canada                    1.6%
                    South Africa              0.9%
                    Other Europe             28.4%

COMMENTARY

      On January 1, 1999, the Euro was born. How is it doing three months after its introduction? The answer is fine. Technically, the launch was a success, but the Euro skeptics have had the pleasure of watching the Euro slide against the dollar since the beginning of the year from a high of $1.18 to nearly $1.07 by the end of March. For reference, the Euro's current exchange rate is only slightly lower than where it was trading, on a theoretical basis, last spring. The skeptics claim this is the result of the markets' lack of confidence in the Euro. This is arguably not the case.

      We believe the weakness of the Euro probably reflects economic fundamentals although the currency has had to contend with the resignation of the entire European Commission and the conflict in Yugoslavia. European growth, which has been sluggish, has necessitated interest rate cuts, while the U.S. economy has powered ahead helped by a strong stock market. Indeed, looking ahead, the Euro could easily recover as the European economy strengthens relative to the U.S. The fundamentals of the Euro remain sound. Inflation is negligible at 1.0% and Euroland had a current account surplus of roughly $100 billion in 1998, or about 1.5% of Gross Domestic Product ("GDP"). By contrast, the U.S. is running a large current account deficit.

      A major success is that the Euro has adopted the interest rate structure of its strongest currency, the Deutschemark, as opposed to a weighted average of all the currencies in the system. This has benefited high interest rate countries such as Italy and Spain. A better measure of the Euro's success will be whether its introduction will encourage a more efficient, more liquid capital market in Europe and whether corporate restructuring and cost savings can be achieved across national borders. The early signs on both of these measures are reasonably encouraging.

      We believe the free movement of capital will be a major catalyst for reform in Europe. This should result in a shift of power from the politicians to the market, or if you prefer, the consumer. And how ironic that this is happening after most of Europe has recently elected left of center governments. Take Germany as an example. The new S.P.D. government announced a series of tax increases to be paid by the insurance industry. Allianz, the giant German insurance company, reacted by threatening to move from Germany. Now the government appears to be backing down. Government interventionism was dealt a further blow when Oskar Lafontaine resigned as German Finance Minister. The more he badgered the European Central Bank ("ECB") to lower rates, the more the ECB refused to budge. Sure enough, once he was gone, Chairman Duisenberg and his colleagues lowered rates by 50 basis points, to 2.5%, a larger cut than had been expected.

      We expect M&A transactions will remain strong in industries currently experiencing robust activity such as health care and financial services. This indeed has occurred. Two portfolio holdings, Astra and Zeneca, have merged and Glaxo Wellcome continues to scour the dance floor for a partner. We have holdings in all of these companies as well as in the two large Swiss pharmaceutical companies, Novartis and Roche Holdings.

      In financial services, the consolidation process continues with France and Italy currently taking center stage. One of our large holdings, Banca Commerciale Italiana, is currently being wooed by a variety of Italian suitors. We continue to believe that European asset managers remain attractive investments and we still hold Skandia in Sweden, Schroders in the U.K. and Safra Republic Holdings in Switzerland.

      The power of the market and the competition for capital should speed the pace of reform on both a macro and micro level. National governments will likely set aside ideological baggage and undertake meaningful tax harmonization and labor reform. Also, institutional reform is required in areas such as the hostile takeovers of public companies. The Telecom Italia saga and the LVMH bid for Gucci have highlighted the problem. In the latter case, Dutch law allows a target company to issue as many shares as necessary to dilute the acquirer.

      In a more competitive environment, European companies will have to continue in their efforts to improve returns and to better communicate objectives to investors in order to attract capital. European companies' return on equity ("ROE"), one corporate measure of performance, continues to lag significantly behind U.S. corporations. This varies by country but, for example, the average ROE in Germany is significantly less than that of the S&P 500. Can this gap be closed? If it can, we believe Europe will remain an attractive location to invest.

      These trends are coinciding with a major shift among savers from bonds to equities. Europeans are investing nearly $4 billion per month in equity funds. While this is well down from the inflows seen last spring, it is far greater than the average of $1 billion per month prior to 1997.

      So far this year, European equity markets have lagged both Japan and the emerging markets, which have rallied sharply from depressed levels.

      Japan has experienced six significant rallies since the market peaked in 1989. Each one has stalled after a few months. Is this one any different? Maybe. Two things have changed. First, a massive bank bailout has been implemented which will help end the credit crunch. Second, companies have now recognized that restructuring is necessary for survival. No longer can employees be sent to majority owned subsidiaries and capacity be increased on an uneconomic basis. But there is still a long way to go. In the late 1980s era of free capital in Japan, capital investment as a percent of the economy peaked at well over 20%. It is now at 14% during the third year of economic contraction and still 2% above the U.S. level.

      The market is rewarding companies that announce restructuring plans, which totaled 130 in March alone. The difficulty will be in implementing these plans.

      The Japanese government, led by Mr. Obouchi, is now encouraging companies to be more efficient and reduce capacity. This has caused fear among consumers who have reacted by spending even less. The numbers are startling. Wages are falling at an annual rate of 4.0%, retail sales declined by 4.3% and industrial production has fallen by 7.0% in the past year. Consumer weakness has prompted the government to increase spending which has sent government debt levels soaring.

      Therefore, the investment case for Japan is probably not based on an economic upturn in the short term but rather on a more bottom up analysis of corporate restructuring. Indeed, if companies are successful in becoming more efficient, unemployment will probably rise further in the short term. Therefore, it is a case of short term pain for long term gain. Actually, an upturn in the economy could result in company managements collectively wiping their brow and reverting to business as usual.

      The Fund remains heavily weighted in the European market and its largest holdings are concentrated in the health care, telecommunications, media and consumer non-durable sectors. Richemont, one of our largest holdings, is an example of an investment that meets most of our criteria. We believe Richemont has attractive assets and the management has made value-enhancing moves over the past two years. First, they swapped their pay television assets for a 15% stake in Canal +, Europe's largest pay television company, and then they sold Rothmans for a 25% stake in B.A.T., the world's second largest tobacco company. Both businesses should perform better as part of larger groups. This leaves management free to concentrate on their luxury goods businesses, such as Cartier, which we believe trade at a significant discount to comparable companies. The market is now beginning to recognize the changes that management has undertaken.

      Other, better known consumer stocks that the Fund holds include Nestle, Danone (the French food company) and Foster's Brewing ( the Australian beer company). Less well known is KAO, the Japanese consumer products company. This holding is a fine example of a successful restructuring. KAO is Japan's largest detergent manufacturer with a brand called "Attack." In the late 1980s, the company decided to take its expertise in consumer goods and move into making floppy disks which, of course, was a disaster. The company has now retreated from this adventure and has adopted EVA management techniques.

      Telecommunications stocks continue to benefit from deregulation and the explosive growth in data transmission and Internet and wireless traffic. The Fund's largest telecommunications holdings include Vodafone, Telecom Italia, NTT and Cable & Wireless.

      The introduction of digital television and excitement surrounding the growth of the Internet has focused investor attention on broadcasting and media stocks. One of the Fund's largest holdings is Granada Group, a dominant U.K. commercial television broadcaster. The company has just launched its digital television offering called On Digital. B Sky B has also recently launched its own digital pay television offering, Sky Digital, and we continue to hold Pathe, the French company that owns 17% of B Sky B as well as other media assets in Europe. Other broadcasters that we believe are attractive include Publishing and Broadcasting in Australia and Tokyo Broadcasting System.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of March 31, 1999.

AstraZeneca plc (AZN.L - $47.18 - London Stock Exchange) is a newly formed company created from the merger of two medium sized pharmaceutical companies, Astra in Sweden and Zeneca based in the U.K.. The combined company is one of the largest pharmaceutical companies in the world with a particularly strong position in gastrointestinal, oncology and cardiovascular therapeutic areas. Following the merger, non-core activities such as specialty chemicals will be divested.

Compagnie Financiere Richemont AG (RIFZ.S - $1,662.00 - Zurich Stock Exchange) is a Swiss-based holding company which exercises financial and operational control over companies operating primarily in the fields of tobacco and luxury goods. Richemont's interests in the tobacco industry are held through Rothmans International and three of the Group's trademarks: Rothmans, Dunhill and Peter Stuyvesant are among the top fifteen cigarette brands in the world. Through its luxury goods subsidiary, Richemont controls a portfolio of leading luxury goods brands including Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. Recently, the company sold its pay television company, Nethold, to Canal + for a 15% stake in Canal +. We believe this was an excellent transaction and shows management's ability to create value.

CRH plc (CRH.L - $17.26 - London Stock Exchange) is a Dublin, Ireland-based international building materials company. CRH is a leading producer and distributor of a wide range of building products and materials. CRH's diversity in its product line and geographic reach keep this company well protected against a slow down in any one particular product segment or country. This global presence will contribute to CRH's continued organic growth.

Glaxo Wellcome plc (GLX.L - $33.46 - London Stock Exchange) is one of the world's premier health care companies. The company has a five percent share of the global pharmaceutical market with leadership positions in gastrointestinal, respiratory and viral infection therapies. The company's best known product, Zantac, has recently lost patent protection but other drugs are experiencing rapid growth. One of the company's strengths is the effectiveness of their research and development effort and Glaxo remains on track to bring three significant medicines to the market per year from the year 2000 onwards.

Granada Group plc (GAA.L - $20.26 - London Stock Exchange) is a dominant media and hospitality company in the U.K. Granada is focusing its efforts on building leading brands that offer a full range of products and services in their markets. Granada's ITV unit is constantly working to develop innovative programming and thus a greater audience for its advertisers. The restaurant group continues to improve both its revenue and profit growth. Granada's refurbished hotels continue to raise their occupancy rate.

Ito Yokado Co. Ltd (8264.T - $64.34 - Tokyo Stock Exchange) is one of Japan's leading retailers and operates supermarket stores mainly in Tokyo and Kanagawa, selling clothing, foodstuffs and household utensils. The company's subsidiaries include Seven-Eleven Japan. Ito Yokado ranks second in industry sales and is top-ranked in profits.

Novartis AG (NOVZN.S - $1,622.14 - Zurich Stock Exchange) is one of the world's largest pharmaceutical companies and was created by the merger of two of Europe's dominant pharmaceutical companies, Ciba Geigy and Sandoz, both of which were headquartered in Basel, Switzerland. Apart from pharmaceuticals, the merged company has a strong position in agribusiness and nutrition. Ciba Specialty Chemicals, with sales of nearly $5 billion, was recently spun-off to shareholders as the new company concentrates on its core divisions. Novartis has a number of new drugs in development that have excellent sales potential and we believe management will continue to reduce costs.

Pearson plc (PSON.L - $22.78 - London Stock Exchange) is a leading global publisher with many strong brands. Pearson has tripled the size of its educational publishing unit through the Simon & Schuster acquisition as well as seen its Financial Times Group flourish both in print and electronically. Pearson will continue to grow as the company positions itself ahead of the trends that are shaping the industry. The company's television business continues to grow and its Internet content is strengthening.

Roche Holding AG (ROCZg.S - $12,194.75 - Zurich Stock Exchange) is one of the world's leading health care companies. Apart from pharmaceuticals, the company has major positions in vitamins, diagnostics, fragrances and flavors and orthopedics. The company has recently completed the purchase of Corange for approximately $11 billion, which we believe will be additive to earnings. This acquisition will make Roche the largest diagnostic company. We expect Roche to introduce a number of new drugs during the next few years, which should result in stronger earnings growth.

Rogers Communications Inc. (RG - $18.125 - NYSE) provides cellular service and digital personal communications services ("PCS") through its interest in Rogers Cantel Mobile Communications. The company also offers cable television and video services through Rogers Cablesystems and radio and television broadcasting, publishing, and new media businesses through Rogers Multi-media. We believe the company is likely to participate in the concentration of the North American cable television industry.

Telecom Italia SpA (TIT.MI - $10.62 - Milan Stock Exchange) is the principal provider of domestic and international telecommunications services in Italy. Telecom Italia is also the seventh largest fixed telecommunications operator as well as the largest mobile operator in Europe through its 60% held subsidiary, Telecom Italia Mobile. In addition, Telecom Italia also provides leased lines, data communications services, satellite communications services and the development and manufacture of telecommunications equipment and networks. The company is currently the subject of a takeover battle between Deutsche Telekom and Olivetti.

Telecom Italia Mobile SpA (TIM.MI - $ 6.73 - Milan Stock Exchange), formerly a subsidiary of Telecom Italia (the provider of wired local and long distance telephone service in Italy), was spun-off last July and began trading on the Milan Stock Exchange as an independent company. Telecom Italia Mobile is the leading cellular provider in Italy. The company is the largest cellular provider in Europe with close to 15 million GSM subscribers. The competitive environment in which Telecom Italia Mobile operates remains favorable, with only two competitors, Omnitel and Wind.

Vivendi (EX.PA - $246.04 - Paris Stock Exchange) is France's largest environmental services company engaged in water purification and distribution, energy, waste management, construction and communications. The group owns 44% of Cegetel, France's second largest telecommunications operator. Sales at Cegetel rose 90% in 1998 to $3.4 billion following the company's launch of long distance service and the boom in demand for mobile services. Only five percent of sales are generated in emerging markets. With 159 million shares outstanding, the company has an equity market capitalization of Euro 35 billion or $40 billion.

Vodafone Group plc (VOD - $187.75 - NYSE) is the dominant mobile communications provider in the U.K. controlling an estimated 38% of the nine million mobile customers. In addition, nearly half of Vodafone's subscribers are international as the company attempts to extend its reach into Western Europe, South Africa, Egypt, the Pacific Rim and the U.S. through its pending acquisition of AirTouch Communications (ATI - $96.625 - NYSE) to be completed in the second half of 1999. Vodafone should benefit from the increased usage of wireless networks and the economies of scale of a larger network.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli International Growth Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      We continue to look for well-established companies that operate in businesses that are fairly stable and have a high barrier to entry. These companies should have strong balance sheets, generate or have the potential to generate free cash flow and have managements that are shareholder sensitive.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GIGRX. Please call us during the business day for further information.

                                    Sincerely,


                                    /s/ Caesar Bryan

                                    Caesar Bryan
                                    President and Portfolio Manager

April 30, 1999

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                 March 31, 1999
                                 --------------

         Novartis AG                                  Roche Holding AG
         Vodafone Group plc                           Granada Group plc
         Compagnie Financiere Richemont               Zeneca Group plc
         CRH plc                                      Pearson plc
         Glaxo Wellcome plc                           Astra AB
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

Gabelli International Growth Fund, Inc.
Portfolio of Investments -- March 31, 1999 (Unaudited)
================================================================================

                                                                         Market
   Shares                                                                 Value
   ------                                                                 -----
            COMMON STOCKS - 100.7%
            Broadcasting - 7.6%
    3,700   Audiofina ..............................................  $  147,795
   36,000   Granada Group plc ......................................     729,342
    1,650   NRJ SA .................................................     331,324
    1,800   Pathe SA ...............................................     462,494
   35,000   Publishing and Broadcasting Ltd. .......................     198,922
   24,000   Tokyo Broadcasting System Inc. .........................     304,990
                                                                      ----------
                                                                       2,174,867
                                                                      ----------
            Building and Construction - 3.6%
   45,000   CRH plc ................................................     776,814
   22,500   Sekisui House Ltd. .....................................     239,382
                                                                      ----------
                                                                       1,016,196
                                                                      ----------
            Business Services - 3.5%
    5,833   Reuters Holdings plc, ADR ..............................     507,107
    2,000   Vivendi ................................................     492,074
                                                                      ----------
                                                                         999,181
                                                                      ----------
            Cable - 1.1%
   75,000   Telewest Communications plc+ ...........................     326,896
                                                                      ----------
            Computer Software and Services - 1.2%
    3,000   Softbank Corp. .........................................     336,401
                                                                      ----------
            Conglomerates - 2.0%
    8,800   Invik & Co. AB, B Free .................................     572,540
                                                                      ----------
            Consumer Products - 10.0%
    2,500   Christian Dior SA ......................................     320,906
      520   Compagnie Financiere Richemont AG ......................     864,239
   14,000   KAO Corp. ..............................................     309,128
    4,000   Nintendo Co. Ltd. ......................................     345,183
    2,000   Sanofi SA ..............................................     336,830
      550   Swatch Group AG ........................................     349,290
   34,800   Unilever plc ...........................................     323,303
                                                                      ----------
                                                                       2,848,879
                                                                      ----------
            Diversified Industrial - 2.2%
    6,000   Indus Holding AG .......................................     195,621
    3,000   Oerlikon-Buhrle Holding AG .............................     435,767
                                                                      ----------
                                                                         631,388
                                                                      ----------
            Electronics - 1.4%
   20,000   Matsushita Electronic Industrial Co. Ltd. ..............     390,104
                                                                      ----------
            Energy and Utilities - 2.4%
   23,000   BP Amoco plc ...........................................     392,082
    5,500   Veba AG ................................................     289,166
                                                                      ----------
                                                                         681,248
                                                                      ----------
            Equipment and Supplies - 1.1%
   14,000   Toyo Seikan Kaisha Ltd. ................................     302,035
                                                                      ----------
            Financial Services - 4.2%
  144,492   Colonial Ltd. ..........................................     572,116
    7,000   Safra Republic Holdings SA .............................     290,500
   15,000   Schroders plc ..........................................     347,478
                                                                      ----------
                                                                       1,210,094
                                                                      ----------
            Financial Services: Banks - 5.9%
   60,000   Banca Commerciale Italiana .............................     492,225
   75,000   Banca Nazionale Lavoro+ ................................     262,339
    5,000   Banco Pastor SA ........................................     266,279
   16,003   Bank of Ireland ........................................     332,949
   25,000   Bank of Scotland .......................................     332,143
                                                                      ----------
                                                                       1,685,935
                                                                      ----------
            Financial Services: Insurance - 7.1%
   34,000   CGU plc ................................................     529,652
  155,000   Istituto Nazionale delle Assicurazioni .................     468,539
    8,000   SCOR SA ................................................     402,469
   33,000   Skandia Forsakrings AB .................................     614,009
                                                                      ----------
                                                                       2,014,669
                                                                      ----------
            Food and Beverage - 6.3%
  180,000   Foster's Brewing Group Ltd. ............................     527,542
      800   Groupe Danone ..........................................     201,321
      800   Moevenpick Holding AG ..................................     421,580
    7,000   Nestle SA, ADR .........................................     635,847
                                                                      ----------
                                                                       1,786,290
                                                                      ----------
            Health Care - 15.4%
   28,000   Astra AB, Cl. A ........................................     641,858
   23,000   Glaxo Wellcome plc .....................................     769,683
      600   Novartis AG ............................................     973,282
       60   Roche Holding AG .......................................     731,685
    2,000   Schering AG ............................................     232,866
   20,000   SmithKline Beecham plc .................................     288,476
   15,000   Zeneca Group plc .......................................     709,001
                                                                      ----------
                                                                       4,346,851
                                                                      ----------
            Metals and Mining - 2.1%
    5,000   Anglogold Ltd. .........................................     100,625
   26,081   Antofagasta Holding plc ................................     107,993
    5,000   Barrick Gold Corp. .....................................      85,313
   30,000   Harmony Gold Mining Ltd. ...............................     139,947
   75,000   Lihir Gold Ltd.+ .......................................      64,631
   10,000   Placer Dome Inc. .......................................     111,875
                                                                      ----------
                                                                         610,384
                                                                      ----------
            Publishing - 8.5%
   25,000   Arnoldo Mondadori Editore SpA ..........................     373,806
   91,573   Independent Newspapers Ltd. ............................     415,215
    1,500   Kadokawa Shoten Publishing Co. Ltd. ....................     200,118
   55,037   News Corp. Ltd.+ .......................................     405,670
   30,000   Pearson plc ............................................     683,333
   30,000   Schibsted ASA ..........................................     357,109
                                                                      ----------
                                                                       2,435,251
                                                                      ----------

Gabelli International Growth Fund, Inc.
Portfolio of Investments (Continued) -- March 31, 1999 (Unaudited)
================================================================================

                                                                        Market
   Shares                                                                Value
   ------                                                               ------

            COMMON STOCKS (Continued)
            Retail - 1.1%
    5,000   Ito Yokado Co. Ltd. ................................... $   321,709
                                                                    -----------
            Telecommunications - 8.3%
   37,000   Cable & Wireless plc ..................................     462,304
       50   Nippon Telegraph & Telephone Corp. ....................     489,741
   15,000   Rogers Communications Inc., Cl. B+ ....................     271,683
      700   Swisscom AG+ ..........................................     273,351
   49,300   Telecom Italia SpA ....................................     523,718
    4,500   Telefonica de Espana ..................................     190,876
   30,000   Telstra Corp. Ltd. ....................................     156,391
                                                                    -----------
                                                                      2,368,064
                                                                    -----------
            Transportation - 1.1%
   15,637   MIF Ltd.+ .............................................     303,484
                                                                    -----------
            Wireless Communications - 4.6%
   60,000   Telecom Italia Mobile SpA .............................     403,548
    4,835   Vodafone Group plc, ADR ...............................     907,772
                                                                    -----------
                                                                      1,311,320
                                                                    -----------

            TOTAL COMMON STOCKS ...................................  28,673,786
                                                                    -----------

            OPTIONS - 0.0%

            Metals and Mining - 0.0%
   16,000   Durban Roodepoort Deep Ltd.+ ..........................       4,398
                                                                    -----------

TOTAL INVESTMENTS - 100.7%
  (Cost $24,206,782) .............................................. $28,678,184

Other Assets and
  Liabilities (Net) - (0.7)% ......................................    (192,408)
                                                                    -----------

NET ASSETS - 100.0%
  (1,787,273 shares outstanding) .................................. $28,485,776
                                                                    ===========

NET ASSET VALUE,
  Offering and Redemption
  Price Per Share .................................................      $15.94
                                                                         ======
----------
+     Non-income producing security.
ADR - American Depositary Receipt.

                                                       % of
                                                      Market           Market
Geographic Diversification                             Value            Value
--------------------------                             -----            -----
Europe ..................................              79.5%         $22,800,282
Japan ...................................              11.3%           3,238,790
Asia/Pacific Rim ........................               6.7%           1,925,271
North America ...........................               1.6%             468,871
South Africa ............................               0.9%             244,970
                                                      -----          -----------
                                                      100.0%         $28,678,184
                                                      =====          ===========

                     Gabelli International Growth Fund, Inc.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                      Werner J. Roeder, MD
Chairman and Chief                         Director of Surgery
Investment Officer                         Lawrence Hospital
Gabelli Asset Management Inc.

Anthony J. Colavita                        Anthonie C. van Ekris
Attorney-at-Law                            Managing Director
Anthony J. Colavita, P.C.                  BALMAC International, Inc.

Karl Otto Pohl
Former President
Deutsche Bundesbank

                         Officers and Portfolio Managers

Caesar Bryan                               Bruce N. Alpert
President and                              Vice President
Portfolio Manager                          and Treasurer

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                            Willkie Farr & Gallagher

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This report is submitted for the general information of the shareholders of
Gabelli International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------